SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date  of  Report  (Date  of  earliest  event  reported):  February  23,  2004



                           POMEROY IT SOLUTIONS, INC.
                           --------------------------
             (Exact name of registrant as specified in its charter)


       Delaware                         0-20022               31-1227808
       --------                         -------               ----------
(State or other jurisdiction         (Commission            (IRS Employer
    of incorporation)                File number)         Identification No.)




                     1020 Petersburg Road, Hebron, KY 41048
                     --------------------------------------
                    (Address of principal executive offices)


        Registrant's telephone number, including area code (859) 586-0600
                                                           --------------



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Item  5.  Other  Events  and  Regulation  FD  Disclosure.
---------------------------------------------------------

On February 23, 2004, Pomeroy IT Solutions, Inc. announced that it was recognized by Cisco Systems, Inc., during the Cisco annual Partner Summit, in Honolulu, Hawaii, as the Direct Value Added Reseller (DVAR) of the Year in the
Southeast Region. The Cisco DVAR Awards are conferred to partners who meet and score the highest on a specific set of requirements that are designed to identify the best channel partners. These include customer satisfaction, year over year growth of Cisco sales and Advanced Technologies sales as a percentage of overall bookings and compliance with the Cisco Channel Partner Program.

Item  7.  Financial  Statements  and  Exhibits.
-----------------------------------------------

(c)  Exhibits
99.1   Press  release  dated  February  23,  2004.




                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              POMEROY  IT  SOLUTIONS,  INC.
                              -----------------------------



Date:   March 1, 2004          By:  /s/  Michael E. Rohrkemper
                                  ----------------------------------------------
                                  Michael E. Rohrkemper, Chief Financial Officer and Chief Accounting Officer


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